SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2007

                              --------------------

                         Flatbush Federal Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


          Federal                       0-503777                11-3700733
------------------------------   -----------------------    -----------------
      (State or other           (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)



2146 Nostrand Avenue, Brooklyn, New York                       11210
----------------------------------------------       --------------------------
(Address of principal executive offices)                     (Zip Code)


                                  718-859-6800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On February 28, 2007 Mr. Anthony J. Monteverdi, a director of Flatbush Federal Bancorp, Inc. (the "Company") and its subsidiary, Flatbush Federal
Savings and Loan Association (the "Association"), died. A copy of a press release is attached as an exhibit hereto.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On March 1, 2007, each of the Boards of Directors of the Company and the Association approved amendments to its bylaws that, due to the death of Mr. Monteverdi, decreased the size of the Board by one member.

Item 9.01.  Financial Statements and Exhibits.

       (a)  Not Applicable.

       (b)   Not Applicable.

       (c)   Not Applicable.

       (d)   Exhibits.

                       99.1 Press Release dated March 2, 2007

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FLATBUSH FEDERAL BANCORP, INC.

Dated: March 2, 2007                   By: /s/ Jesus R. Adia
                                           -----------------------------------
                                           Jesus R. Adia
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.                     Description
         -----------                     -----------

         99.1                            Press Release dated March 2, 2007